Exhibit 10.1

AGREEMENT

CONCERNING THE EXCHANGE OF SECURITIES

BETWEEN

ZHENG HE REAL ESTATE, INC.

AND

LIAONING JIN GE REAL ESTATE, INC.

AND

THE STOCKHOLDERS OF
LIAONING JIN GE REAL ESTATE, INC.

INDEX

ARTICLE I - EXCHANGE OF SECURITIES		4

1.1	- Issuance of Securities	4
1.2	- Corporate Action By ZhengHe	4
1.3	- Exemption from Registration	4

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF JINGE		5

2.1	- Organization	5
2.2	- Capital	5
2.3	- Subsidiaries	5
2.4	- Directors and Officers	5
2.5	- Financial Statements	5
2.6	- Absence of Changes	5
2.7	- Absence of Undisclosed Liabilities	6
2.8	- Tax Returns	6
2.9	- Investigation of Financial Condition	6
2.10	- Patents and Rights	6
2.11	- Compliance with Laws	6
2.12	- Litigation	6
2.13	- Authority	6
2.14	- Ability to Carry Out Obligations	6
2.15	- Full Disclosure	7
2.16	- Assets	7
2.17	- Material Contracts	7
2.18	- Indemnification	7
2.19	- Criminal or Civil Acts	7
2.20	- Restricted Securities	7

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF ZHENGHE		7

3.1	- Organization	7
3.2	- Capital	8
3.3	- Subsidiaries	8
3.4	- Directors and Officers	8
3.5	- Financial Statements	8
3.6	- Absence of Changes	8
3.7	- Absence of Undisclosed Liabilities	8
3.8	- Tax Returns	8
3.9	- Investigation of Financial Condition	8

i

INDEX
(Continued)

3.10	- Patents and Rights	8
3.11	- Compliance with Laws	9
3.12	- Litigation	9
3.13	- Authority	9
3.14	- Ability to Carry Out Obligations	9
3.15	- Full Disclosure	9
3.16	- Assets	9
3.17	- Material Contracts	9
3.18	- Indemnification	9
3.19	- Criminal or Civil Acts	10

ARTICLE IV - COVENANTS PRIOR TO THE CLOSING DATE		10

4.1	- Investigative Rights	10
4.2	- Conduct of Business	10

ARTICLE V - CONDITIONS PRECEDENT TO ZHENGHE’S PERFORMANCE		10

5.1	- Conditions	10
5.2	- Accuracy of Representations	10
5.3	- Performance	11
5.4	- Absence of Litigation	11
5.5	- Officer’s Certificate	11

ARTICLE VI - CONDITIONS PRECEDENT TO JINGE’S PERFORMANCE		11

6.1	- Conditions	11
6.2	- Accuracy of Representations	11
6.3	- Performance	11
6.4	- Absence of Litigation	11
6.5	- Officer’s Certificate	11
6.6	- Directors of ZhengHe	12
6.7	- Officers of ZhengHe	12
6.8	- Corporate Action	12

ARTICLE VII - CLOSING		12

7.1	- Closing	12
7.2	- Ownership of ZhengHe	12

ii

INDEX
(Continued)

ARTICLE VIII- COVENANTS SUBSEQUENT TO THE CLOSING DATE		13

8.1	- Registration and Listing	13
8.2	- Material Acquisitions	13
8.3	- Financial Public Relations	13

ARTICLE IX- MISCELLANEOUS		13

9.1	- Captions and Headings	13
9.2	- No Oral Change	13
9.3	- Non-Waiver	14
9.4	- Time of Essence	14
9.5	- Entire Agreement	14
9.6	- Choice of Law	14
9.7	- Counterparts	14
9.8	- Notices	14
9.9	- Binding Effect	14
9.10	- Mutual Cooperation	14
9.11	- Finders	14
9.12	- Announcements	15
9.13	- Expenses	15
9.14	- Survival of Representations and Warranties	15
9.15	- Exhibits	15
9.16	- Legal Counsel	15

	Signatures	15

EXHIBITS

	Allocation of Shares	Exhibit 1.1
	Subscription Agreement	Exhibit 1.2
	Form of ZhengHe Warrant	Exhibit 1.2(b)
	Audited Financial Statements of Jinge	Exhibit 2.5
	Material Contracts of Jinge	Exhibit 2.17
	Financial Statements of ZhengHe	Exhibit 3.5
	Certificate of Officer - Jinge	Exhibit 5.5
	Certificate of Officer - ZhengHe	Exhibit 6.5

iii

AGREEMENT

          AGREEMENT made this 8 day of May, 2006, by and between ZHENGHE ENTERPRISES, INC., a Colorado corporation (“ZhengHe”), LIAONING JIN GE REAL ESTATE, INC., a Chinese corporation (“Jinge”), and the stockholders of Jinge (the “Jinge Stockholders”) who are listed on Exhibit 1.1 hereto and have executed Subscription Agreements in the form attached in Exhibit 1.2, hereto.

          WHEREAS, ZhengHe desires to acquire all of the issued and outstanding shares of common stock of Jinge from the Jinge Stockholders in exchange for newly issued unregistered shares of common stock of ZhengHe;

          WHEREAS, Jinge desires to assist ZhengHe in acquiring all of the issued and outstanding common stock of Jinge pursuant to the terms of this Agreement; and

          WHEREAS, all of the Jinge Stockholders, by execution of Exhibit 1.2 hereto, agree to exchange all common shares of Jinge for 10,000,000 common shares of ZhengHe.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE I

Exchange of Securities

          1.1 Issuance of Securities. Subject to the terms and conditions of this Agreement, ZhengHe agrees to issue and exchange 10,000,000 fully paid and nonassessable unregistered shares of its no par value common stock (the “ZhengHe Shares”) for all issued and outstanding shares of common stock of Jinge (including all shares issued in the private placement of Jinge set forth in paragraph 5.6, below) (the “Jinge Shares”) held by the Jinge Stockholders (the “Jinge Stockholders”). Exhibit 1.1 lists all Jinge Stockholders, their shareholdings in Jinge and the number of ZhengHe Shares to be issued to them. All ZhengHe Shares will be issued directly to the Jinge Stockholders on the Closing Date, as hereinafter defined.

          1.2 Corporate Action by ZhengHe. On the Closing Date of this Agreement (the “Closing Date”), ZhengHe shall have taken the following corporate action:

(1)	ZhengHe has 14,140,000 shares currently outstanding and

          1.3 Exemption from Registration. The parties hereto intend that all ZhengHe Shares to be issued to the Jinge Stockholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder.

ARTICLE II

Representations and Warranties of Jinge

          Jinge hereby represents and warrants to ZhengHe that:

          2.1 Organization. Jinge is a corporation duly organized, validly existing and in good standing under the laws of Liaoning, China, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

          2.2 Capital. The issued and outstanding capital stock of Jinge consists solely of 55,000,000 shares of $0.12 par value common stock issued and outstanding for LIAONING JINGE REAL ESTATE, INC. All of the outstanding common stock of Jinge is duly and validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating Jinge to issue or to transfer from treasury any additional shares of its capital stock of any class.

          2.3 Subsidiaries. Jinge has no subsidiaries.

          2.4 Directors and Officers. The names and titles of all directors and officers of Jinge as of the date of this Agreement are as follows: You Jin, Chief Executive Officer and Director and Yi Shuang Mei, Chief Financial Officer and Director.

          2.5 Financial Statements. Exhibit 2.5 hereto consists of the unaudited financial statements of Jinge for the years ended December 31, 2005 and 2006 (the “Jinge Financial Statements”). The Jinge Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by Jinge throughout the period indicated, and fairly present the financial position of Jinge as of the dates of the balance sheets included in the Jinge Financial Statements and the results of operations for the periods indicated. On the Closing Date, the Jinge Financial Statements, including the December 31, 2006 year end statement, will be certified by an auditor admitted to practice before the Securities and Exchange Commission (“Commission”), and Jinge will also provide unaudited financial statements for the three months ended Jun 30, 2007.

          2.6 Absence of Changes. Since March 31, 2007, there has not been any change in the financial condition or operations of Jinge, except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.

          2.7 Absence of Undisclosed Liabilities. As of March 31, 2007, Jinge did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the Jinge Financial Statements.

          2.8 Tax Returns. Jinge has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in Exhibit 2.5 are adequate for the periods indicated. There are no present disputes as to taxes of any nature payable by Jinge.

          2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, ZhengHe, its legal counsel and accountants shall have the opportunity to meet with Jinge’s accountants and attorneys to discuss the financial condition of Jinge. Jinge shall make available to ZhengHe all books and records of Jinge.

          2.10 Patents and Rights. Jinge owns and holds all necessary trademarks, service marks, trade names, copyrights, patents and proprietary information and other rights necessary or material to its business as now conducted or proposed to be conducted.

          2.11 Compliance with Laws. Jinge has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations, including federal and state securities laws.

          2.12 Litigation. Jinge is not a defendant in any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of Jinge, threatened against or affecting Jinge or its business, assets or financial condition. Jinge is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Jinge is not engaged in any material litigation to recover monies due to it.

          2.13 Authority. The Board of Directors of Jinge has authorized the execution of this Agreement and the consummation of the transactions contemplated herein, and Jinge has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of Jinge and is enforceable in accordance with its terms and conditions. By execution of Exhibit 1.2, all of the Jinge Stockholders have agreed to and have approved the terms of this Agreement.

          2.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by Jinge and the performance by Jinge of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw, or other agreement or instrument to which Jinge is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of Jinge, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of Jinge.

          2.15 Full Disclosure. None of the representations and warranties made by Jinge herein or in any exhibit, certificate or memorandum furnished or to be furnished by Jinge, or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

          2.16 Assets. Jinge has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated in Exhibit 2.5.

          2.17 Material Contracts. Exhibit 2.17 sets forth all of the material contracts of Jinge.

          2.18 Indemnification. Jinge agrees to indemnify, defend and hold ZhengHe harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by Jinge to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by Jinge under this Agreement.

          2.19 Criminal or Civil Acts. For a period of ten years prior to the execution of this Agreement, no executive officer, director or principal stockholder of Jinge has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission judgment or decree, or is currently the subject to any investigation in connection with a felony crime or Commission proceeding.

          2.20 Restricted Securities. Jinge and the Jinge Stockholders, by execution of this Agreement and of Exhibit 1.2, acknowledge that all of the ZhengHe securities issued by ZhengHe are restricted securities and none of such securities may be sold or publicly traded except in accordance with the provisions of the Act.

ARTICLE III

Representations and Warranties of ZhengHe

          ZhengHe represents and warrants to Jinge that:

          3.1 Organization. ZhengHe is a corporation duly organized, validly existing and in good standing under the laws of Colorado, has all necessary corporate powers to carry on its business, and is duly qualified to do business and is in good standing in each of the states where its business requires qualification.

          3.2 Capital. The authorized capital stock of ZhengHe on the Closing Date will consist of (i) 150,000,000 shares of no par value common stock, of which 14,140,000 shares of common stock will be issued and outstanding on the Closing Date. All of the outstanding common stock is duly and validly issued, fully paid and nonassessable. There are no other outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities or other agreements or commitments obligating ZhengHe to issue or to transfer from treasury any additional shares of its capital stock of any class except the ZhengHe Warrants and shares underlying the ZhengHe Warrants to be issued pursuant to paragraph 1.2(b), above, and the Acquisition Warrants which may be issued pursuant to 5.7, below.

          3.3 Subsidiaries. ZhengHe does not have any subsidiaries or own any interest in any other enterprise.

          3.4 Directors and Officers. Gordon Ge Wang, Di Wu and Danning Wang are officers and directors of ZhengHe.

          3.5 Financial Statements. Exhibit 3.5 hereto consists of the audited financial statements of ZhengHe for the period ended December 31, 2006 (the “ZhengHe Financial Statements”). The ZhengHe Financial Statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed by ZhengHe throughout the period indicated, and fairly present the financial position of ZhengHe as of the dates of the balance sheet included in the ZhengHe Financial Statements and the results of operations for the period indicated.

          3.6 Absence of Changes. Since December 31, 2006, there has not been any material change in the financial condition or operations of ZhengHe, except as contemplated by this Agreement.

          3.7 Absence of Undisclosed Liabilities. As of December 31, 2006, ZhengHe did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in the ZhengHe Financial Statements.

          3.8 Tax Returns. Within the times and in the manner prescribed by law, ZhengHe has filed all federal, state and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable.

          3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Jinge, its legal counsel and accountants shall have the opportunity to meet with ZhengHe’s accountants and attorneys to discuss the financial condition of ZhengHe. ZhengHe shall make available to Jinge all books and records of ZhengHe.

          3.10 Patents and Rights. ZhengHe does not own nor use any patent, trademark, service mark, trade name or copyright in its business.

          3.11 Compliance with Laws. ZhengHe has complied with, and is not in violation of, applicable federal, state or local statutes, laws or regulations including federal and state securities laws.

          3.12 Litigation. ZhengHe is not a defendant in any suit, action, arbitration, or legal, administrative or other proceeding, or governmental investigation which is pending or, to the best knowledge of ZhengHe, threatened against or affecting ZhengHe or its business, assets or financial condition. ZhengHe is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. ZhengHe is not engaged in any material litigation to recover monies due to it.

          3.13 Authority. The Board of Directors of ZhengHe has authorized the execution of this Agreement and the transactions contemplated herein, and ZhengHe has full power and authority to execute, deliver and perform this Agreement, and this Agreement is the legal, valid and binding obligation of ZhengHe, and is enforceable in accordance with its terms and conditions.

          3.14 Ability to Carry Out Obligations. The execution and delivery of this Agreement by ZhengHe and the performance by ZhengHe of its obligations hereunder will not cause, constitute or conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, instrument, article of incorporation, bylaw or other agreement or instrument to which ZhengHe is a party, or by which it may be bound, nor will any consents or authorization of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of ZhengHe, or (c) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset of ZhengHe.

          3.15 Full Disclosure. None of the representations and warranties made by ZhengHe herein, or in any exhibit, certificate or memorandum furnished or to be furnished by ZhengHe or on its behalf, contains or will contain any untrue statement of material fact or omit any material fact the omission of which would be misleading.

          3.16 Assets. ZhengHe has good and marketable title to all of its property, free and clear of all liens, claims and encumbrances, except as otherwise indicated in Exhibit 3.5.

          3.17 Material Contracts. ZhengHe has no material contracts.

          3.18 Indemnification. ZhengHe agrees to indemnify, defend and hold Jinge harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties, and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by ZhengHe to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by ZhengHe under this Agreement.

          3.19 Criminal or Civil Acts. For a period of ten years prior to the execution of this Agreement, no executive officer, director or principal stockholder of ZhengHe has been convicted of a felony crime, filed for personal bankruptcy, been the subject of a Commission judgment or decree, or is currently the subject to an investigation in connection with any felony crime or Commission proceeding.

ARTICLE IV

Covenants Prior to the Closing Date

          4.1 Investigative Rights. Prior to the Closing Date, each party shall provide to the other party, and such other party’s counsel, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party’s properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party’s affairs as the other party may reasonably request.

          4.2 Conduct of Business. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not sell, pledge or assign any assets without the prior written approval of the other party, except in the normal course of business. Neither party shall amend its Articles of Incorporation or Bylaws (except as may be described in this Agreement), declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the normal course of business. Neither party shall enter into negotiations with any third party or complete any transaction with a third party involving the sale of any of its assets or the exchange of any of its common stock.

ARTICLE V

Conditions Precedent to ZhengHe’s Performance

          5.1 Conditions. ZhengHe’s obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article V. ZhengHe may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by ZhengHe of any other condition of or any of ZhengHe’s other rights or remedies, at law or in equity, if Jinge shall be in default of any of its representations, warranties or covenants under this Agreement.

          5.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Jinge in this Agreement or in any written statement that shall be delivered to ZhengHe by Jinge under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

          5.3 Performance. Jinge shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

          5.4 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Jinge on or before the Closing Date.

          5.5 Officer’s Certificate. Jinge shall have delivered to ZhengHe a certificate dated the Closing Date in the form of Exhibit 5.5 and signed by the Chief Executive Officer of Jinge certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article II are true and correct as of the Closing Date.

ARTICLE VI

Conditions Precedent to Jinge’s Performance

          6.1 Conditions. Jinge’s obligations hereunder shall be subject to the satisfaction at or before the Closing of all the conditions set forth in this Article VI. Jinge may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Jinge of any other condition of or any of Jinge’s rights or remedies, at law or in equity, if ZhengHe shall be in default of any of its representations, warranties or covenants under this Agreement.

          6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by ZhengHe in this Agreement or in any written statement that shall be delivered to Jinge by ZhengHe under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

          6.3 Performance. ZhengHe shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it on or before the Closing Date.

          6.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against ZhengHe on or before the Closing Date.

          6.5 Officer’s Certificate. ZhengHe shall have delivered to Jinge a certificate dated the Closing Date in the form of Exhibit 6.5 and signed by the President of ZhengHe certifying that each of the conditions specified in this Article has been fulfilled and that all of the representations set forth in Article III are true and correct as of the Closing Date.

          6.6 Officers of ZhengHe. On the Closing Date, the newly constituted Board of Directors of ZhengHe shall elect the officers of Jinge as set forth in paragraph 2.4, above, to be the officers of ZhengHe.

          6.7 Corporate Action. On the Closing Date, ZhengHe shall have taken the corporate action described in paragraph 1.2, above.

ARTICLE VII

Closing

          7.1 Closing. The Closing of this Agreement shall be held at the offices of Gary A. Agron, at any mutually agreeable time and date (the “Closing Date”) prior to May 31, 2007, unless extended by mutual agreement. At the Closing:

(1)	Jinge shall deliver to ZhengHe copies of Exhibit 1.2 executed by all of the Jinge Stockholders together with certificates representing all outstanding Jinge Shares duly endorsed to ZhengHe;

(2)	ZhengHe shall deliver to the Jinge Stockholders 10,000,000 shares of ZhengHe common stock, for which the Jinge Shares have been exchanged, pursuant to the computations set forth in Exhibit 1.1 hereto;

(3)

ZhengHe shall deliver (i) the officer’s certificate described in paragraph 6.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement;

(4)

Jinge shall deliver (i) the officer’s certificate described in paragraph 5.5 and (ii) a signed consent and/or minutes of its directors approving this Agreement and each matter to be approved under this Agreement.

          7.2 Ownership of ZhengHe. Following the Closing, the common stock ownership of ZhengHe shall be as follows:

Jinge Stockholders: 10,000,000 shares of ZhengHe consisting of:

4,000,000 shares held by You Jin
3,000,000 shares held by You Jia Jun
2,000,000 shares held by Yi Shuang Mei
1,000,000 shares held by Gordon Ge Wang

ZhengHe Stockholders: 14,140,000 shares of ZhengHe consisting of:

862,000 shares held by the public stockholders of ZhengHe
4,000,000 shares held by Gary Agron
4,000,000 shares held by Andy Chu or his designated entities
5,278,000 shares held by Gordon Ge Wang

14,140,000 shares total

ARTICLE VIII

Covenants Subsequent to the Closing Date

          8.1 Registration and Listing. As soon as practicable following the Closing Date, the newly constituted executive officers and directors of ZhengHe shall use their best efforts to:

(1)

File, and obtain effectiveness for, a Registration Statement on Form SB-2 covering all 14,140,000 shares of ZhengHe outstanding following the Closing Date. ZhengHe shall cause the Registration Statement to remain current with the Commission for at least 27 months following its effective date;

(2)	List ZhengHe’s common stock with Standard & Poor’s OTC or corporate manual; and

(3)

File and clear with the National Association of Securities Dealers, Inc. a Form 15c-2(11) allowing for the listing of ZhengHe’s common stock on the Electronic Bulletin Board. Thereafter, ZhengHe shall at all times maintain its Electronic Bulletin Board listing or other listing on a recognized stock exchange.

          8.2 Material Acquisitions. Following the Closing Date and for a period of five years thereafter, ZhengHe shall not acquire any other company or entity for which audited financial statements are required pursuant to the Securities and Exchange Act of 1934, unless such company or entity provides audited financial statements at the closing of the transaction.

          8.3 Financial Public Relations. On the Closing Date, ZhengHe will retain for a period of 18 months a financial public relations firm satisfactory to ZhengHe’s pre-closing executive officer.

ARTICLE IX

Miscellaneous

          9.1 Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not define, limit or add to the meaning of any provision of this Agreement.

          9.2 No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any such waiver, change, modification or discharge is sought.

          9.3 Non-Waiver. The failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions. No waiver by any party of one breach by another party shall be construed as a waiver with respect to any other subsequent breach.

          9.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

          9.5 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

          9.6 Choice of Law. This Agreement and its application shall be governed by the laws of the state of Colorado, United States of America.

          9.7 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.8 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

ZhengHe:	Zheng He Real Estate, Inc.
5445 DTC Parkway, Suite 520
Greenwood Village, Colorado 80111
Attn: Gordon Ge Wang, Director

Jinge:	Liaoning Jinge Real Estate, Inc.
5,Jingong Street,Tiexi District,
Shenyang, Liaoning, China.
Attn: You Jin, Chief Executive Officer

          9.9 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

          9.10 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

          9.11 Finders. The parties hereto represent that no finder has brought about this Agreement, and no finder’s fee has been paid or is payable by either party.

          9.12 Announcements. The parties will consult and cooperate with each other as to the timing and content of any public announcements regarding this Agreement.

          9.13 Expenses. Each party will pay its own legal, accounting and other out-of-pocket expenses incurred in connection with this Agreement if this Agreement is closed. In the event this Agreement is not closed due to the failure of Jinge to perform its obligations under the Agreement or because of misrepresentations made by Jinge and contained in this Agreement, then Jinge shall be responsible to pay, within ten days of termination of this Agreement, the legal fees and out-of-pocket expenses actually incurred by ZhengHe in connection with this Agreement, not to exceed $50,000. In the event this Agreement is not closed due to the failure of ZhengHe to perform its obligations under this Agreement or because of misrepresentations made by ZhengHe contained in this Agreement, then ZhengHe shall be responsible to pay, within ten days of termination of this Agreement, the legal fees and out-of-pocket expenses actually incurred by Jinge, not to exceed $10,000. In the event this Agreement is not consummated for any other reason, ZhengHe and Jinge will pay their own legal fees and any out-of-pocket expenses incurred in connection with this Agreement, and neither party shall have any further liability to the other party.

          9.14 Survival of Representations and Warranties. The representations, warranties, covenants and agreements of the parties set forth in this Agreement or in any instrument, certificate, opinion or other writing providing for in it, shall survive the Closing, including but not limited to the covenants set forth in Article VIII, above.

          9.15 Exhibits. As of the execution hereof, the parties have provided each other with the Exhibits described herein. Any material changes to the Exhibits shall be immediately disclosed to the other party.

          9.16 Legal Counsel. ZhengHe has been represented in connection with this Agreement by Gary A. Agron, Esq. Jinge has been represented in connection with this Agreement by securities counsel of its choice.

          IN WITNESS WHEREOF, the parties have executed this Agreement on the date indicated above.

ZHENG HE REAL ESTATE, INC.		LIAONING JINGE REAL ESTATE, INC.

By:	/s/ Godron Wang	By:	/s/ You Jin

	Godron Wang, Director		You Jin, Chief Executive Officer

EXHIBIT 1.1

SCHEDULE OF JINGE STOCKHOLDERS
AND
ALLOCATION OF ZHENGHE SHARES

Name of Stockholder	Number of Jinge Group Real Estate Development LTD Shares Exchanged (1)	Number of ZhengHe Common Shares To Be Issued (1)

You Jin	20,000,000	4,000,000
You Jia Jun	15,000,000	3,000,000
Gordon Wang	0	1,000,000
Yi Shuang Mei	20,000,000	2,000,000

Totals	55,000,000	10,000,000

EXHIBIT 1.2

SUBSCRIPTION AGREEMENT

          In connection with my exchange of $.12 par value common stock of Liaoning Jinge Group Real Estate Development Limited and Liaoning Dong Ya Hui Fung Automobile Trading Limited (“Jinge”) for the no par value common stock of Zheng He Real Estate, Inc. (“ZhengHe”), I acknowledge the matters set forth below and promise that the statements made herein are true. I understand that ZhengHe is relying on my truthfulness in issuing its securities to me.

          I understand that ZhengHe’s common stock (the “Securities) is being issued to me in a private transaction in exchange for my shares in Jinge and in reliance upon the exemption provided in section 4(2) of the Securities Act of 1933, as amended (the “Act”) for non-public offerings and pursuant to the Agreement Concerning the Exchange of Securities between ZhengHe and Jinge (“Agreement”). I understand that the Securities are “restricted” under applicable securities laws and may not be sold by me except in a registered offering (which may not ever occur) or in a private transaction like this one. I know this is an illiquid investment and that therefore I may be required to hold the Securities for an indefinite period of time, but under no circumstances less than one year from the date of its issuance.

          I am acquiring the Securities solely for my own account, for long-term investment purposes only and not with a view to sale or other distribution. I agree not to dispose of any Securities unless and until counsel for ZhengHe shall have determined that the intended disposition is permissible and does not violate the Act, any applicable state securities laws or rules and regulations promulgated thereunder.

          All information, financial and otherwise, or documentation pertaining to all aspects of my acquisition of the Securities and the activities and financial information of ZhengHe has been made available to me and my representatives, if any, and I have had ample opportunity to meet with and ask questions of senior officers of ZhengHe, and I have received satisfactory answers to any questions I asked.

          In acquiring the Securities, I have reviewed the Agreement and any independent investigations made by me or my representatives. I am an experienced investor, have made speculative investments in the past and am capable of analyzing the merits of an investment in the Securities.

          I understand that the Securities are highly speculative, involves a great degree of risk and should only be acquired by individuals who can afford to lose their entire investment. Nevertheless, I consider this a suitable investment for me because I have adequate financial resources and income to maintain my current standard of living even after my acquisition of the Securities. I know that ZhengHe is merely a “shell” company with no significant assets or liabilities, its financial affairs can fluctuate dramatically from time to time, and that although I could lose my entire investment, I am acquiring the Securities because I believe the potential rewards are commensurate with the risk. Even if the Securities became worthless, I could still maintain my standard of living without significant hardship on me or my family.

          By signing this Agreement, I also accept and agree to abide by the terms and conditions of the Agreement as if I had executed the Agreement itself.

          Dated as of this _____ day of _______________, 2007.

Signature

Name, Please Print

Residence Address

City, State and Zip Code

Area Code and Telephone Number

Social Security Number

Number of Jinge Shares Exchanged

2